UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2013

REGADO BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35953	03-0422069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountain Boulevard, Basking Ridge, New Jersey	07920
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 580-2100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On September 26, 2013, Regado Biosciences, Inc. (the “Company”) committed to a reduction in the Company’s workforce. The Company will eliminate 5 of its 32 full-time employees. The majority of the affected employees work in drug discovery roles at the Company’s laboratory facility in North Carolina. The reduction in workforce is expected to become effective September 26, 2013. The goal of the Company’s reduction in workforce is to enable the Company to focus its management and financial resources on advancing its lead product candidate, REG1, in its single, open-label, 13,200 subject Phase 3 trial of REG1, or the REGULATE-PCI trial, for use in patients with a variety of cardiovascular conditions undergoing percutaneous coronary intervention, or PCI, procedures.

In connection with the planned reduction in workforce, the Company expects to incur charges of approximately $254,225, which includes cash charges of approximately $250,000 in severance costs and $4,225 in non-cash stock-based compensation charges. The Company expects to record these charges in the third quarter of 2013. The Company believes that the reduction in workforce will result in annualized savings of approximately $625,000 beginning in the second quarter of 2014.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements. All statements other than statements of historical facts contained in this report, including statements regarding the timing of the reduction in workforce, the charges to be incurred and the estimated cost-savings are forward-looking statements. The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this report and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information or future events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGADO BIOSCIENCES, INC.

By:	/s/ David J. Mazzo, Ph.D.
Name:	David J. Mazzo, Ph.D.
Title:	President and Chief Executive Officer

Date: September 26, 2013